SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  September 13, 1999



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

       Missouri                    1-12619                   43-1766315
 (State or other                (Commission               (I.R.S.  Employer
 Jurisdiction of                File Number)             Identification No.)
  Incorporation)

        800 Market Street, Suite 2900
                St. Louis, MO                     63101
           (Address of principal                (Zip Code)
             executive offices)

                                 (314) 877-7000
              (Registrant's telephone number, including area code)

Item  5.       Other  Events.

In a press release dated September 13, 1999, a copy of which is attached hereto as Exhibit 99.1 and the text of which is incorporated by reference herein, the registrant announced its agreement to purchase Ripon Foods, Inc.

Item  7.       Financial Statements and Exhibits.

Exhibit 99.1   Press Release dated September 13, 1999


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          RALCORP  HOLDINGS,  INC.
                                                (Registrant)


Date:  September 13, 1999                 By:  /s/  T.  G.  Granneman
                                               ----------------------
                                          Duly Authorized Signatory and
                                          Chief Accounting Officer

                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------


Exhibit 99.1      Press Release dated September 13, 1999